                                                                EXHIBIT h(24)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


         The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, MetLife Investors Insurance Company of California (formerly Cova Financial Life Insurance Company), a California life insurance company and Cova Life Sales Company, Inc., a California corporation, is hereby amended as follows:

         It is agreed that effective March 22, 2001 MetLife Investors Distribution Company will assume the duties and responsibilities as principal underwriter of the contracts and become a party to this agreement in place of Cova Life Sales Company.



         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


          FUNDS AVAILABLE UNDER THE                        SEPARATE ACCOUNTS                      CONTRACTS FUNDED BY THE
                  POLICIES                                UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
          -------------------------                       -------------------                     -----------------------
AIM V.I. Capital Appreciation Fund             MetLife Investors Variable Annuity          o        CONTRACT FORM #XLCC-648
AIM V.I. International Equity Fund             Account Five                                o        CONTRACT FORM #XLCC-833
AIM V.I. Value Fund                            MetLife Investors Variable Life Account     o        CONTRACT FORM #CC-1075
                                               Five                                        o        CONTRACT FORM #CC-4181
                                                                                           o        CONTRACT FORM #CC-P00104
                                                                                           o        CONTRACT FORM #CC-P00204
                                                                                           o        CONTRACT FORM #9010

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   February 12, 2001



                                              AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        ------------------------------            ------------------------------
Name:  P. Michelle Grace                      Name:  Robert H. Graham
Title: Assistant Secretary                    Title: President


(SEAL)


                                              A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE                 By: /s/ MICHAEL J. CEMO
        ------------------------------            ------------------------------
Name:  P. Michelle Grace                      Name:  Michael J. Cemo
Title: Assistant Secretary                    Title: President


(SEAL)


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

                                             METLIFE INVESTORS INSURANCE COMPANY
                                             OF CALIFORNIA


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


                                             COVA LIFE SALES COMPANY, INC.


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


                                             METLIFE INVESTORS DISTRIBUTION
                                             COMPANY


Attest: /s/ CHERYL J. FINNEY                 By: /s/ RICHARD C. PEARSON
        ---------------------------------        -------------------------------
Name:   Cheryl J. Finney                     Name: Richard C. Pearson
        ---------------------------------          -----------------------------
Title:  Senior Vice President                Title: Executive Vice President
        ---------------------------------           ----------------------------


(SEAL)


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